UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2008
ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32423 (Commission File Number)	02-0733940 (I.R.S. Employer Identification No.)
One Alpha Place, P.O. Box 2345,
Abingdon, VA 24212
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (276) 619-4410
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-4.1: THE SUPPLEMENTAL INDENTURE
EX-12.1: COMPUTATION OF OTHER RATIOS

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
4.1 The Supplemental Indenture to be dated April 7, among Alpha Natural Resources, Inc. and Union Bank of California, N.A., as Trustee.
4.2 Form of Debt Security (attached to Exhibit 4.1, the Supplemental Indenture).
12.1 Computation of Other Ratios.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.
April 4, 2008	By:	/s/ Vaughn R. Groves
		Name:	Vaughn R. Groves
		Title:	Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

4.1	The Supplemental Indenture to be dated April 7, among Alpha Natural Resources, Inc. and Union Bank of California, N.A., as Trustee.

4.2	Form of Debt Security (attached to Exhibit 4.1, the Supplemental Indenture).

12.1	Computation of Other Ratios.

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